UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 26, 2012
Date of report (date of earliest event reported)

Raymond James Financial, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

1-9109	59-1517485
(Commission File Number)	(IRS Employer Identification No.)

880 Carillon Parkway St. Petersburg, FL 33716
(Address of Principal Executive Offices)  (Zip Code)

(727) 567-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The following list of the Company’s Executive Officers who are not Directors reflects recent changes in its senior management, is effective as of February 1, 2012, and replaces the list contained on page 13 of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

Jennifer C. Ackart	47	Senior Vice President, Controller

Bella Loykhter Allaire	58
Executive Vice President – Technology and Operations – Raymond James & Associates, Inc. since June, 2011; Managing Director and Chief Information Officer, UBS Wealth Management Americas, November, 2006 – January, 2011

Paul D. Allison	56
Chairman, President and CEO – Raymond James Ltd. since January, 2009; Co-President and Co-CEO – Raymond James Ltd., August, 2008 – January, 2009; Executive Vice President and Vice Chairman, Merrill Lynch Canada, December, 2007 – August, 2008; Executive Vice President and Managing Director, Co-Head of Canada Investment Banking, Merrill Lynch Canada, March, 2001 – December, 2007

James N. Augustine, Jr.	45
Executive Vice President – Fixed Income Capital Markets – Raymond James & Associates, Inc. since October, 2011; Senior Vice President, Director – Fixed Income Sales Management – Raymond James & Associates, Inc., June, 2008 – October, 2011; Senior Managing Director – Fixed Income Sales Management, Bear Stearns, March, 2006 – June, 2008

George Catanese	52	Senior Vice President and Chief Risk Officer since October, 2005; Director, Internal Audit, November, 2001 – October, 2005

Jeffrey A. Dowdle	47	President – Asset Management Services – Raymond James & Associates, Inc. since January, 2005; Senior Vice President – Raymond James & Associates, Inc. since January, 2005

Jeffrey P. Julien	56	Executive Vice President – Finance, Chief Financial Officer and Treasurer; Director and/or officer of several RJF subsidiaries

Paul L. Matecki	56	Senior Vice President – General Counsel, Secretary

Steven M. Raney	46
President and CEO – Raymond James Bank, N.A. since January, 2006; Partner and Director of Business Development, LCM Group, February, 2005 – December, 2005; various executive positions in the Tampa Bay area, Bank of America, June, 1988 – January, 2005

Jeffrey E. Trocin	52	Executive Vice President – Equity Capital Markets – Raymond James & Associates, Inc.

Dennis W. Zank	57	Chief Operating Officer since January 2012; Chief Executive Officer – Raymond James & Associates, Inc. since January 2012; President – Raymond James & Associates, Inc., December, 2002 – December, 2011

Except where otherwise indicated, the executive officer has held his or her current position for more than five years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date: February 1, 2012	By:	/s/ Jeffrey P. Julien
Jeffrey P. Julien
Executive Vice President – Finance,
Chief Financial Officer and Treasurer